Exhibit 4.6

INVESTOR RIGHTS AGREEMENT

This Investor Rights Agreement (this “Agreement”) dated as of August 15, 2024 is made and entered into by and among Rezolve AI Limited, a private limited liability company registered under the laws of England and Wales with registration number 14573691 (the “Company”), and the parties listed on Annex A (each, a “Holder” and collectively, the “Holders”). Capitalized terms used but not defined herein have the meanings assigned to them in the Business Combination Agreement originally dated as of December 17, 2021 and amended on November 10, 2022 and further amended and restated as of 16 June 2023 and amended on 4 August 2023 (the “Business Combination Agreement” or “BCA”), by and among the Company, Rezolve Limited, a private limited liability company registered under the laws of England and Wales with registration number 09773823 (the “Original Company”), Rezolve Merger Sub, Inc., a Delaware corporation (the “Merger Sub”) and Armada Acquisition Corp. I, a Delaware corporation (“Armada”).

WHEREAS, as a condition to Closing occurring under the Business Combination Agreement, the Original Company, the Company and certain of the shareholders in the Original Company (the “Original Company Shareholders”) entered into a demerger support agreement dated 2 July 2024 pursuant to which they effected a demerger pursuant to section 110 Insolvency Act 1986 under which the Original Company entered into a voluntary winding up procedure and part of the Original Company’s business and assets, being all of its business and assets except for certain shares in the following entities, namely Rezolve Information Technology (Shanghai) Co Ltd and its wholly owned subsidiary Nine Stone (Shanghai) Ltd and Rezolve Information Technology (Shanghai) Co Ltd Beijing Branch and certain other excluded assets were transferred to the Company in exchange for the issue of shares in the capital of the Company for distribution amongst the Original Company Shareholders in proportion to their holdings of shares of each class in the Original Company the “Pre-Closing Demerger”);

WHEREAS, the Company, the Original Company, Armada and Rezolve Merger Sub are parties to the Business Combination Agreement, pursuant to which, among other things, after completion of the Pre-Closing Demerger, the Company reorganized its share capital (the “Company Reorganization”), and thereafter, Armada merged with and into Merger Sub (a wholly-owned subsidiary of the Company), with Armada surviving as a subsidiary of the Company (the “Merger”);

WHEREAS, Armada and Armada Sponsor LLC (the “Sponsor”) and each other Holder designated as an “Original Holder” on Schedule A, are parties to the Registration Rights Agreement dated as of August 12, 2021 (the “Prior Agreement”);

WHEREAS, the parties to the Prior Agreement desire to terminate the Prior Agreement and to provide for certain rights and obligations included herein and to include the New Holders; and

WHEREAS, the Company and the Shareholder Parties (as defined below) wish to establish certain board nomination, corporate governance and other investor rights in respect of the Company.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. For purposes of this Agreement, the following terms and variations thereof have the meanings set forth below:

“Advance Subscription” means the $500,000 advance subscription provided by Apeiron Investment Group Limited to the Original Company pursuant to an advance subscription agreement dated June 15, 2023 between the Original Company, the Company and Apeiron Investment Group Limited.

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Board, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any Prospectus and any preliminary Prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) would materially impede, delay or interfere with any significant financing, significant acquisition, significant corporate reorganization or other significant transaction then pending or proposed to be taken by the Company or any of its subsidiaries (or any negotiations, discussions or pending proposals with respect thereto), or would otherwise materially adversely affect the Company.

“Affiliate” of any Person means any other Person which (i) directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person, and (ii) as to any individual, in addition to any Person in clause (i), (a) any member of the immediate family of an individual Holder, including parents, siblings, spouse and children (including those by adoption), the parents, siblings, spouse, or children (including those by adoption) of such immediate family member, and, in any such case, any trust whose primary beneficiary is such individual Holder or one or more members of such immediate family and/or such Holder’s lineal descendants, and (b) the legal representative or guardian of such individual Holder or of any such immediate family member in the event such individual Holder or any such immediate family member becomes mentally incompetent; provided, however, that in no event shall the Company or any of its subsidiaries be deemed an Affiliate of any Holder. The term “control” (including the terms “controlling,” “controlled” and “under common control with”) as used with respect to any Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” shall have the meaning given in the Preamble.

“Armada” shall have the meaning given in the Preamble.

“Armada Shares” has the meaning attributed thereto in the BCA.

“Beneficially Own”, “Beneficial Owner” and “Beneficial Ownership” have the meaning assigned to such terms in Rule 13d-3 under the Exchange Act, and a Person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such Rule (in each case, irrespective of whether or not such Rule is actually applicable in such circumstance). For the purposes of calculating any Holder’s Beneficial Ownership, rights and obligations under this Agreement shall not be taken into account.

“Board” shall mean the Board of Directors of the Company.

“Board Seat Period” shall mean, with respect to any Holder, the period during which such Holder is entitled to appoint designees to the Board pursuant to subsection 7.1.1.

“Business Combination Agreement” or “BCA” shall have the meaning given in the Preamble.

“Business Day” shall mean a day other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

“Closing Date” shall have the meaning given in the BCA.

“Commission” shall mean the Securities and Exchange Commission.

“Company” shall have the meaning given in the Preamble.

“Company Public Shares” means the Ordinary Shares issued upon conversion of each issued and outstanding Armada common stock (CUSIP: 04208V 103) that were included in the Units sold in Armada’s initial public offering. into Ordinary Shares (CUSIP: G75398 100) on a one-for-one basis (such conversion to be effected by the Company issuing new Ordinary Shares to Cede & Co, for the ultimate benefit of the holders of the Armada common stock so “converted”).

“Company Public Warrants” shall have the meaning given in the BCA.

“Confidential Information” shall mean all information (irrespective of the form of communication) received by or on behalf of a Holder or its Representatives from the Company, its Affiliates or their respective Representatives, through the Beneficial Ownership of Equity Securities or through the rights granted pursuant hereto, other than information which (i) was or becomes generally available to the public other than as a result of a breach of this Agreement by such Holder, its Affiliates or their respective Representatives, (ii) was or becomes available to such Holder, its Affiliates or their respective Representatives on a non-confidential basis from a source other than the Company, its Affiliates or their respective Representatives, or any other Holder or its Representatives, as the case may be, provided, that the source thereof is not known by such Holder or such of its Affiliates or their respective Representatives to be bound by an obligation of confidentiality to the Company or any of its Affiliates, or (iii) is independently developed by such Holder, its Affiliates or their respective Representatives without the use of any information that would otherwise be Confidential Information hereunder.

“Convertible Loan Notes” means the certain loan notes issued by the Company to certain of the Holders pursuant to that certain loan note instrument constituting up to $49,892,080 secured convertible Loan Notes, originally dated December 16, 2021 as amended and restated on November 21, 2022 and May 24, 2023 , as further amended on December 18, 2023 and December 29, 2023 and as further amended and restated on 26 January 2024, as the same may be amended and/or amended and restated from time to time and as novated to the Company by the Original Company in connection with the Pre-Closing Demerger.

“Convertible Promissory Loan Notes” means those certain convertible promissory notes issued on or around February 2, 2024 by the Company to certain of the Holders pursuant to subscription agreements dated on or around February 2, 2024 between the Original Company, the Company and each such Holder, as the same may be amended and/or amended and restated from time to time and as novated to the Company by the Original Company in connection with the Pre-Closing Demerger.

“Director” shall have the meaning given in subsection 7.1.1.

“EBC” means EarlyBird Capital, Inc.

“Effectiveness Deadline” means, with respect to the initial Registration Statement filed hereunder, the 45th calendar day following the initial filing thereof, provided, however, in the event the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline as to such Registration Statement shall be the fifth (5th) Business Day following the date on which the Company is so notified if such date precedes the date required above.

“Equity Securities” shall mean (i) all shares of capital stock of the Company, (ii) all securities convertible into or exchangeable for shares of capital stock of the Company, and (iii) all options, warrants or other rights to purchase or otherwise acquire from the Company shares of such capital stock, or securities convertible into or exchangeable for shares of such capital stock.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Filing Deadline” means, with respect to the initial Registration Statement required hereunder, the 21st calendar day following the date of the Listing.

“Form F-1” shall mean a Registration Statement on Form F-1 or any comparable successor form or forms thereto.

“Form F-3” shall mean a Registration Statement on Form F-3 or any comparable successor form or forms thereto.

“Founder Shares” means collectively (i) the 5,087,500 Armada Shares held by Armada’s sponsor, officers and directors, and (ii) 162,500 Armada Shares held by EBC (the “EBC Shares”) that were issued prior to consummation of Armada’s initial public offering.

“Governmental Authority” shall mean any federal, state, provincial, municipal, local or foreign government, governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, court or tribunal.

“Holder” or “Holders” shall have the meaning given in the Preamble (and any Person to whom rights under this Agreement is assigned in accordance with Section 10.5).

“Insider Letter” shall mean that certain letter agreement, dated as of August 12, 2021, by and among Armada, the Sponsor and the other parties thereto.

“Law” shall mean any statute, law, ordinance, rule, treaty, code, directive, regulation, governmental approval (whether granted or required) or order, in each case, of any Governmental Authority.

“Listing” shall mean the registration under Section 12(b) of the Exchange Act and the listing on The Nasdaq National Market LLC, the New York Stock Exchange or other national market upon the closing of the Business Combination.

“Lockup Securities” shall mean (i) any outstanding Ordinary Shares, (ii) any other Equity Security (including the Ordinary Shares issued or issuable upon the exercise of any other Equity Security) of the Company, in the case of (i) or (ii) as held by a Holder as of the Closing Date, whether or not such holding is directly as registered holder, or indirectly where the legal title is held by GTU Ops Inc, Cede & Co or another depositary (including the Ordinary Shares issued by the Company pursuant to the Pre-Closing Demerger, the Company Reorganization, the Merger or otherwise pursuant to the Business Combination Agreement) and (iii) any Warrants and any Ordinary Shares issued upon exercise of any Warrants whether or not such holding of Warrants and Ordinary Shares is directly as registered holder, or indirectly where the legal title is held by GTU Ops Inc, Cede & Co or another depositary and (iv) any Ordinary Shares and any other Equity Security transferred by the Sponsor as of or after the date hereof to a Holder (whether such transfer is of legal title, or of beneficial title where the legal title is held by GTU Ops Inc, Cede & Co or another depositary) provided that (A) the Polar Shares, (B) a total of 1,650,000 Ordinary Shares held by Apeiron Investment Group Ltd as of the Closing Date, (C) a total of 1,650,000 Ordinary Shares held by Brad Wickens as of the Closing Date and (D) a total of 8,000,000 Ordinary Shares held by Brooks Newmark as of the Closing Date, and (E) any Company Public Shares and Company Public Warrants held by a Holder immediately upon Listing, shall not be “Lockup Securities”. For clarity, Lockup Securities include any warrants, Ordinary Shares or other securities of the Company issued to the Original Holders with respect to or in exchange for or in replacement of such Founder Shares, Private Shares and Working Capital Shares (if any) pursuant to the Merger, or otherwise pursuant to the Business Combination Agreement.

“Lockup Period” shall mean the Initial Lockup Period (as defined in Section 5.1), as may expire earlier with respect to such portion of the 10% Lockup Shares in accordance with the terms of Section 5.1.

“Major Shareholder” means any individual or entity that Beneficially Owns, as of the Closing Date, after giving effect to the consummation of the transactions contemplated by the Business Combination Agreement, 10% or more of the issued and outstanding Ordinary Shares.

“Memorandum and Articles of Association” shall mean the Company’s Memorandum and Articles of Association, effective as of the Closing Date, as may be amended or amended and restated.

“Merger” shall have the meaning given in the Recitals.

“Merger Sub” shall have the meaning given in the Preamble.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus (and in the case of any Prospectus and any preliminary Prospectus, in the light of the circumstances under which they were made) not misleading.

“New Holders” shall mean each Holder designated as a “New Holder” on Schedule A.

“New Registration Statement” shall have the meaning given in subsection 2.3.

“Nominating Committee” shall have the meaning given in subsection 7.1.1.

“Ordinary Shares” shall mean the ordinary shares of the Company.

“Permitted Distribution in Kind” shall mean a distribution by a Holder of all or substantially all the Ordinary Shares or Company Public Warrants (as applicable) held by such Holder or its Permitted Transferees to the holders of capital stock of such Holder.

“Permitted Transferee” means, with respect to a Holder, (a) any of its Affiliates or any related or controlled fund or sub-fund, partnership or investment vehicle or any general partner, managing limited partner or management company who holds or manages any business of, or whose business is held or managed by, that Holder or any of its Affiliates or (b) any other person with the prior written consent of the Company (not to be unreasonably withheld, delayed or conditioned). With respect to the Sponsor, a “Permitted Transferee” shall also include any Person to whom the Sponsor is required or permitted to transfer its Lockup Securities prior to the expiration of the applicable Lockup Period and/or under any other applicable Agreement between the Sponsor and Armada. With respect to a Holder that is an individual, a “Permitted Transferee” shall also include (x) as to any member of such Holder’s immediate family, or to a trust for the benefit of Holder or any member of Holder’s immediate family, the sole trustees of which are such Holder or any member of such Holder’s immediate family or (y) by will, other testamentary document, under the laws of intestacy or by virtue of laws of descent and distribution upon the death of Holder. In all cases, a Permitted Transferee, shall concurrently with any assignment, transfer or conveyance of Lockup Securities execute a counterpart to this Agreement or a joinder agreeing to become a party to this Agreement.

“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, Governmental Authority or any other entity.

“Piggyback Registration” shall have the meaning given in subsection 2.2.1.

“Prior Agreement” shall have the meaning given in the Recitals.

“Private Shares” means the 459,500 Armada Shares the Sponsor privately purchased simultaneously with the consummation of Armada’s initial public offering pursuant to the Private Placement Shares Purchase Agreement dated August 12, 2021 by and between Armada and the Sponsor.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Polar Shares” means the 880,000 Ordinary Shares issued in exchange for the 880,000 Armada Shares issued upon the closing of the Business Combination to the Polar Multi-Strategy Master Fund (“Polar”), pursuant to the terms and conditions of the Polar Subscription Agreement, dated effective of as December 12, 2023, by and among Armada, the Sponsor and Polar.

“Registrable Security” shall mean (i) any outstanding Ordinary Shares, and (ii) any other Equity Security (including the Ordinary Shares issued or issuable upon the exercise of any other Equity Security) of the Company held by a Holder as of the Closing Date (including the Ordinary Shares issued by the Company pursuant to the Pre-Closing Demerger, the Company Reorganization, the Merger, the Business Combination Agreement and/or the conversion of either the Convertible Loan Notes or the Convertible Promissory Notes and/or the repayment of the Advance

Subscription Agreement and/or the exercise of the Warrants). For clarity, Registrable Securities include any warrants, Ordinary Shares or other securities of the Company issued to the Original Holders with respect to or in exchange for or in replacement of such Founder Shares, Private Shares and Working Capital Shares (if any) pursuant to the Merger, or otherwise pursuant to the Business Combination Agreement. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company, and subsequent public distribution of them shall not require registration under the Securities Act; (c) such securities shall have ceased to be outstanding or shall have been sold without registration pursuant to Section 4(a)(1) of the Securities Act or Rule 144 (or any successor rule promulgated thereafter by the Commission), (d) the Registrable Securities are freely saleable under Rule 144 under the Securities Act without manner of sale or volume limitations, or (e) the Registrable Securities shall have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the out-of-pocket expenses of a Registration (including any Underwritten Offering), including the following:

(A) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any listing fees of any securities exchange on which any Ordinary Shares are then listed;

(B) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of outside counsel for the Underwriter(s) in connection with blue sky qualifications of Registrable Securities);

(C) printing, messenger, telephone and delivery expenses;

(D) fees and disbursements of counsel for the Company;

(E) fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration or Underwritten Offering;

(F) the Company’s expenses with respect to any roadshow related to the Registration or Underwritten Offering; and

(G) fees and expenses of the Company’s transfer agent.

Notwithstanding the foregoing, under no circumstances shall the Company be obligated to pay any fees, discounts and/or commissions to any Underwriter or broker with respect to the Registrable Securities.

“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Relevant Person” shall have the meaning given in subsection 7.2.1.

“Representatives” shall have the meaning given in Section 8.1.

“Rule 144” shall have the meaning set forth in Section 10.3.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“SEC Guidance” shall have the meaning given in subsection 2.3.

“Share Purchase” shall have the meaning given in the Recitals.

“Shareholder Designee” shall have the meaning given in subsection 7.1.4.

“Shareholder Parties” shall mean the individuals identified on Exhibit A hereto.

“Sponsor” shall have the meaning given in the Recitals.

“Sponsor Group” shall mean the Sponsor, any of its Permitted Transferees or any other Holder that has received Registrable Securities from the Sponsor or any of its Permitted Transferees pursuant to the Merger or through a Permitted Distribution in Kind.

“Trading Price” shall mean the trading price of the Ordinary Shares reported on The Nasdaq Stock Market LLC, the New York Stock Exchange or other national stock exchange (or if not then reported on a national exchange, the average bid and ask price as reported on an over-the-counter bulletin board, “pink sheets” or other quotation service).

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

“Warrants” means the unlisted warrants issued by the Company to certain of the Holders pursuant to warrant instruments dated on or about the date of this agreement, as the same may be amended and/or amended and restated from time to time.

“Working Capital Shares” means any Armada Shares held by the Sponsor or any of Armada’s officer, director or their respective affiliates which may be issued in payment of working capital loans made to Armada prior to the effective time of the Merger.

ARTICLE II

REGISTRATION

Section 2.1 Registration.

2.1.1 Registration Obligations. The Company’s registration obligations set forth in this Article II, including its obligations to file Registration Statements, obtain effectiveness of Registration Statements, and maintain the continuous effectiveness of any Registration Statement that has been declared effective shall begin on the date hereof and continue until the date on which the Holder has sold all of the Registrable Securities (the “Registration Period”).

2.1.2 Registration Statement. Subject to the terms and conditions of this Agreement, the Company shall (i) as soon as practicable, but in no case later than the Filing Deadline, prepare and file with the Commission an initial Registration Statement on Form F-3 (or, if the Company is not then eligible, on Form F-1) or any successor form thereto or analogous registration statement form under the Securities Act covering the resale by the Holder of the maximum number of Registrable Securities as shall be permitted to be included thereon in accordance with applicable Commission rules, regulations and interpretations so as to permit the resale of such Registrable Securities by the Holder under Rule 415 at then prevailing market prices (and not fixed prices). The Registration Statement shall contain “Selling Shareholders” and “Plan of Distribution” sections (or similar captioned sections). The Company shall use its commercially reasonable best efforts to have the Registration Statement declared effective by the Commission as soon as practicable, but in no event later than the Effectiveness Deadline. By 9:30 am on the business day following the date of effectiveness, the Company shall file with the Commission in accordance with Rule 424 under the 1933 Act the final Prospectus to be used in connection with sales pursuant to such Registration Statement. Prior to the filing of the Registration Statement with the Commission, the Company shall furnish a draft of the Registration Statement to the Holder for their review and comment. The Holder shall furnish comments on the Registration Statement to the Company within 24 hours of the receipt thereof from the Company.

2.1.3 Sufficient Number of Shares Registered. If at any time all Registrable Securities are not covered by a Registration Statement filed pursuant to Section 2.1.2 or otherwise, the Company shall use its commercially reasonable efforts to file with the Commission one or more additional Registration Statements so as to cover all of the Registrable Securities not covered by such initial Registration Statement, in each case as soon as practicable (taking into account any position of the staff of the Commission with respect to the date on which the Staff will permit such additional Registration Statement(s) to be filed with the Commission and the rules and regulations of the Commission). The Company shall use its commercially reasonable efforts to cause each such new Registration Statement to become effective as soon as reasonably practicable following the filling thereof with the Commission.

2.1.4 Amendments to Registration Statement(s). During the Registration Period, the Company shall (i) promptly prepare and file with the Commission such amendments (including post-effective amendments) and supplements to a Registration Statement and the Prospectus used in connection with a Registration Statement, which Prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, (ii) prepare and file with the Commission additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (iii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424; (iv) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holder true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (provided that the Company may excise any information contained therein which would constitute material non-public information as to any Holder which has not executed a confidentiality agreement with the Company); and (v) comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 2.1.4) by reason of the Company’s filing a report on Form 20-F or Form 6-K or any analogous report under the Exchange Act, the Company shall incorporate such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

2.1.5 Reduction of Registrable Securities Included in a Registration Statement. Notwithstanding anything contained herein, in the event that the Commission requires the Company to reduce the number of Registrable Securities to be included in a Registration Statement in order to allow the Company to rely on Rule 415 with respect to a Registration Statement, then the Company shall reduce the number of Registrable Securities to be included in such Registration Statement (after consultation with the Holder as to the specific Registrable Securities to be removed therefrom) to the maximum number of securities as is permitted to be registered by the Commission. In the event of any reduction in Registrable Securities pursuant to this paragraph, the Company shall use its commercially reasonable efforts to file one or more New Registration Statements with the Commission in accordance with Section 2.3 until such time as all Registrable Securities have been included in Registration Statements that have been declared effective and the Prospectuses contained therein are available for use by the Holder.

Section 2.2 Piggyback Registration.

2.2.1 Piggyback Rights. If at any time and from time to time the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of Equity Securities for its own account or for the account of shareholders of the Company, other than a Registration Statement (i) filed in connection with any employee share option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing shareholders, (iii) for an offering of debt that is convertible into shares of capital stock of the Company, (iv) for a dividend reinvestment plan, or (v) a Form F-4 or S-4 (or any successor form thereto) in connection with a business combination, then the Company shall give written notice of such proposed registration to all of the Holders of Registrable Securities as soon as practicable but no later than ten (10) days prior to the anticipated filing date of such Registration Statement, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter(s), if any, in such offering, and (B) offer to all of the Holders of Registrable Securities the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of such written notice (such Registration a “Piggyback Registration”). The Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holders pursuant to this subsection 2.2.1 to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.2.1 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company.

2.2.2 Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Registration that is to be a Piggyback Registration, in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of Ordinary Shares that the Company desires to sell, taken together with (x) the Ordinary Shares, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with Persons other than the Holders of Registrable Securities hereunder, (y) the Registrable Securities as to which registration has been requested pursuant to Section 2.2 hereof, and (z) the Ordinary Shares, if any, as to which Registration has been requested pursuant to separate written contractual piggyback registration rights of other shareholders of the Company, exceeds the Maximum Number of Securities, then:

(i) If the Registration is undertaken for the Company’s account, the Company shall include in any such Registration (A) first, Ordinary Shares or other Equity Securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 hereof, pro rata, based on the respective number of Registrable Securities that each Holder has so requested be included in such Piggyback Registration and the aggregate number of Registrable Securities that Holders have requested be included in such Piggyback Registration, which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), Ordinary Shares, if any, as to which Registration has been requested pursuant to written contractual piggyback registration rights of other shareholders of the Company, which can be sold without exceeding the Maximum Number of Securities; and

(ii) If the Registration is pursuant to a request by Persons other than the Holders of Registrable Securities, then the Company shall include in any such Registration (A) first, Ordinary Shares or other Equity Securities, if any, of such requesting Persons, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1, pro rata, based on the respective number of Registrable Securities that each Holder has requested be included in such Piggyback Registration and the aggregate number of Registrable Securities that the Holders have requested be included in such Piggyback Registration, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), Ordinary Shares or other Equity Securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), Ordinary Shares or other Equity Securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons, which can be sold without exceeding the Maximum Number of Securities.

2.2.3 Piggyback Registration Withdrawal; Registration Expenses. Any Holder of Registrable Securities shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration at least two (2) Business Days prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration. The Company (whether on its own good faith determination or as the result of a request for withdrawal by Persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, the Company shall solely be responsible for its Registration Expenses incurred in a Piggyback Registration and each Holder including Registrable Securities in the Piggyback Registration shall be solely responsible for its respective Registration Expenses incurred in connection with the Piggyback Registration.

2.2.4 Unlimited Piggyback Registration Rights. For purposes of clarity, there shall be no limit on the number of Piggyback Registrations.

Section 2.3 SEC Cutback. Notwithstanding the registration obligations set forth in this Article II , in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof and use its reasonable best efforts to file amendments to the applicable Registration Statement as required by the Commission and/or (ii) withdraw the Registration Statement and file a new registration statement (a “New Registration Statement”) on Form F-3, or if Form F-3 is not then available to the Company for such registration statement, on such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall use its reasonable best efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff (the “SEC Guidance”). Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a Holder as to further limit its Registrable Securities to be included on the Registration Statement, the number of Registrable Securities to be registered on such Registration Statement will be reduced on a pro rata basis based on the total number of Registrable Securities held by the Holders, subject to a determination by the Commission that certain Holders must be reduced first based on the number of Registrable Securities held by such Holders. In the event the Company amends the Form F-3 or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its reasonable best efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form F-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Form F-3, as amended, or the New Registration Statement.

ARTICLE III

COMPANY PROCEDURES

Section 3.1 General Procedures. The Company shall use its reasonable best efforts to effect such Registration of Registrable Securities pursuant to this Agreement to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as expeditiously as possible:

3.1.1 prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold;

3.1.2 prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by the majority-in-interest of the Holders with Registrable Securities registered on such Registration Statement or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

3.1.3 prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriter(s), if any, and the Holders of Registrable Securities included in such Registration and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriter(s) and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may request in order to facilitate the disposition of the Registrable Securities owned by such Holders;

3.1.4 prior to any public offering of Registrable Securities, use its reasonable best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5 cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

3.1.6 provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7 advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.8 advise each Holder of Registrable Securities covered by such Registration Statement, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective (which may be satisfied by the issuance of a press release by the Company);

3.1.9 notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4 hereof;

3.1.10 permit Representatives of the Holders and the Underwriter(s), if any, to participate, at each such Person’s own expense, in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Representative in connection with the Registration; provided, however, that the participating Holder(s) shall inform their Representatives and the Underwriter(s) of the confidential nature of the process;

3.1.11 make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);

3.1.12 in connection with an Underwritten Offering, cause its senior management, officers, employees and independent public accountants (in the case of the independent public accountants, subject to any applicable accounting guidance regarding their participation in the offering or the due diligence process) to participate in, make themselves available, supply such information as may reasonably be requested and to otherwise facilitate and cooperate with the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto (including participating in meetings, drafting sessions, due diligence sessions and rating agency presentations) taking into account the Company’s reasonable business needs;

3.1.13 if a Registration relates to an Underwritten Offering with gross proceeds in excess of $25,000,000, use its reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter(s) in any Underwritten Offering; and

3.1.14 otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with such Registration.

Section 3.2 Registration Expenses. All Registration Expenses shall be borne by the Company. It is acknowledged by the Holders that the Holders shall pay the Underwriters’ commissions and discounts and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Holders.

Section 3.3 Requirements for Participation in Underwritten Offerings. No Person may participate in any Underwritten Offering for Equity Securities of the Company unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

Section 3.4 Suspension of Sales; Adverse Disclosure. The Company shall promptly notify each of the Holders in writing if a Registration Statement or Prospectus contains a Misstatement and, upon receipt of such written notice from the Company, each of the Holders shall forthwith discontinue disposition of Registrable Securities until he, she or it is advised in writing by the Company that the use of the Prospectus may be resumed or has received copies of a supplemented or amended Prospectus correcting the Misstatement, provided that the Company hereby covenants promptly to prepare and file any required supplement or amendment correcting any Misstatement promptly after the time of such notice and, if necessary, to request the immediate effectiveness thereof. If the filing, initial effectiveness or continued use of a Registration Statement or Prospectus included in any Registration Statement at any time (i) would require the Company to make an Adverse Disclosure or (ii) would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company shall have the right to defer the filing, initial effectiveness or continued use of any Registration Statement pursuant to (i) or (ii) for a period of not more than sixty (60) consecutive calendar days and the Company shall not defer any such filing, initial effectiveness or use of a Registration Statement pursuant to this Section 3.4 for more than three times or for more than a total of one hundred twenty (120) calendar days (in each case counting deferrals initiated pursuant to (i) or (ii) in the aggregate) in any twelve (12) month period.

Section 3.5 Reporting Obligations. As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings (unless such filings are otherwise available on EDGAR). The Company further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Ordinary Shares held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission), including providing any legal opinions. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

Section 3.6 Limitations on Registration Rights. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders of Registrable Securities in this Agreement and in the event of any conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail. Notwithstanding anything herein to the contrary, EBC may not exercise its rights under Section 2.2 hereunder after seven (7) years after the effective date of the registration statement relating to the Company’s initial public offering.

ARTICLE IV

INDEMNIFICATION AND CONTRIBUTION

Section 4.1 Indemnification

4.1.1 The Company agrees to indemnify and hold harmless each Holder of Registrable Securities, its officers and directors and agents and each Person who controls such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against all expense, loss, judgment, claim, damage, liability or action (including attorneys’ fees) (“Loss”), to the extent such Loss is attributable to any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation by the Company of the Securities Act or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and the Company shall promptly reimburse the Holder for any legal and any other expenses reasonably incurred by such Holder entitled to indemnification hereunder in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or action whether or not any such person is a party to any such claim or action and including reasonable legal and other expenses incurred in giving testimony or furnishing documents in response to a subpoena or otherwise, except, in each case, insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein. The Company shall indemnify the Underwriter(s), their officers and directors and each Person who controls (within the meaning of the Securities Act) such Underwriter(s) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.

4.1.2 In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify the Company and any of its subsidiaries , and their respective directors, officers, employees, consultant, agents and professional advisers and each Person who controls (within the meaning of the Securities Act) the Company against any losses, claims, damages, liabilities and expenses (including reasonable attorneys’ fees) resulting from any untrue or alleged untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the aggregate liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to the Registration Statement. The Holders of Registrable Securities shall indemnify the Underwriter(s), their officers, directors and each Person who controls (within the meaning of the Securities Act) such Underwriter(s) to the same extent as provided in the foregoing with respect to indemnification of the Company.

4.1.3 Any Person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, however, that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.1.4 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company and each Holder of Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution (pursuant to subsection 4.1.5) to such party in the event the Company’s or such Holder’s indemnification is unavailable for any reason.

4.1.5 If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this subsection 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 4.1.5. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 4.1.5 from any Person who was not guilty of such fraudulent misrepresentation.

ARTICLE V

LOCKUP

Section 5.1 Lockup. For the one hundred eighty (180) calendar day period after the Closing Date (the “Initial Lockup Period”), none of the Holders will:

5.1.1 sell, offer to sell, contract or agree to sell, hypothecate, pledge (except as collateral to any financing source in the ordinary course), grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to any Lockup Securities,

5.1.2 enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Lockup Securities, in cash or otherwise, or

5.1.3 publicly announce any intention to effect any transaction specified in clause 5.1.1 or 5.1.2;

provided, that the foregoing shall not prohibit the transfer of Lockup Securities to a Permitted Transferee, but only if such Permitted Transferee shall concurrently execute this Agreement or a joinder agreeing to become a party to this Agreement and except, that, with respect to ten percent (10%) of the Lockup Securities (the “10% Lockup Shares”), the Initial Lockup Period shall expire earlier as follows: (x) with respect to one-third of the 10% Lockup Shares, on the date on which the Trading Price is greater than $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty (30)-trading day period, (y) with respect to an additional one-third of the 10% Lockup Shares, on the date on which the Trading Price of the Ordinary Shares is greater than $14.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty (30)-trading day period; and (z) with respect to the remaining one-third of the 10% Lockup Shares, on the date on which the Trading Price of the Ordinary Shares is greater than $16.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty (30)-trading day period.

Notwithstanding the foregoing, (i) the provisions of this Section 5.1 shall not apply to any Ordinary Shares issued pursuant to the conversion of the Convertible Loan Notes, the Convertible Promissory Loan Notes or pursuant to the Advance Subscription; and (ii) the Company (at its sole discretion) may consent to any Holder selling, transferring or disposing of any number of Lockup Securities from time to time during the Initial Lockup Period.

Notwithstanding anything to the contrary in this Section 5.1, the Initial Lockup Period for the Ordinary Shares (i) issued in exchange for the Private Shares shall be only for the 90 day period after the Closing Date (and not for the 180 day period after the Closing Date) or (ii) issued in exchange for the EBC Shares shall be only for the 30 day period after the Closing Date (and not for the 180 day period after the Closing Date).

Notwithstanding anything contained herein to the contrary, each Holder shall, upon prior written notice to the Company, be permitted to pledge or hypothecate any or all of its Equity Securities, including, without limitation, all economic rights and privileges, all control rights, authority, and powers, and all status rights as a Holder, to any lender to the Holder or any Affiliate of the Holder, or to any agent acting on such lender’s behalf, and any transfer of such Equity Securities pursuant to any such lender’s (or agent’s) exercise of remedies in connection with any such pledge or hypothecation shall be permitted under this Agreement with no further action or approval required hereunder provided that prior to any transfer of Lockup Securities by the Holder, the lender (and any of its designee, nominee or agent that may be the transferee of such Lockup Securities) must make an election pursuant to this clause to become a Holder under this Agreement and any subsequent transferee of the lender (or its designee, nominee agent) shall also make such an election. Subject to the terms of the financing giving rise to any pledge or hypothecation of Equity Securities, the lender (or agent) shall have the right, to the extent set forth in the applicable pledge or hypothecation agreement, and without further approval of any Holder and without becoming a Holder (unless such lender (or agent) expressly elects in writing to become a Holder), to exercise the membership voting rights of the Holder granting such pledge or hypothecation. Notwithstanding anything contained herein to the contrary but without prejudice to the obligations of the lender (or its designee, nominee agent) or any of their subsequent transferees to make an election to become a Holder, and without complying with any other procedures set forth in this Agreement, upon the exercise of remedies in connection with a pledge or hypothecation, to the extent set forth in the applicable pledge or hypothecation agreement, (a) the lender (or agent) or transferee of such lender (or agent), as the case may be, shall, if it so elects, become a Holder under this Agreement and shall succeed to all of the rights and powers, including the right to participate in the management of the business and affairs of the Company (to the extent this Agreement provides such rights and powers), and shall be bound by all of the obligations (including for the avoidance of doubt, with respect to any Lockup Securities), of a Holder under this Agreement without taking any further action on the part of such lender (or agent) or transferee, as the case may be, and (b) following such exercise of remedies, the pledging Holder shall cease to be a Holder and shall have no further rights or powers under this Agreement. The lender (or agent) or transferee of such lender (or agent), as the case may be, shall from time to time provide the Company with such information, and execute such certificates as the Company shall reasonably request in order to render any notices, letters, certifications or opinion to the transfer agent and/or depositary of the Company, as applicable, in connection with the exercise of any remedies in connection with a pledge or hypothecation, to the extent set forth in the terms of the financing giving rise to any pledge or hypothecation of Equity Securities. The execution and delivery of this Agreement by a Holder shall constitute any necessary approval of such Holder under applicable law to the foregoing provisions of this Section 5.1.

So long as any pledge or hypothecation of any Equity Securities is in effect, the Company shall not elect that its Equity Securities become governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction without the prior written consent of all pledgees of such Equity Securities or the delivery of any applicable control agreement necessary to perfect each such pledgee’s interests in the applicable Equity Securities. For clarification, the Company shall not be in breach or violation of foregoing provision by, and the foregoing provisions shall not limit or restrict the Company from, causing or agreeing to cause any legend in respect of UCC Article 8 requested to be imposed on any physical certificate evidencing depositary receipts issued in respect of Equity Securities.

Provided the relevant Holder provides prior written notice to the Company providing the identity and contact details of the pledgee and confirming the pledgee has a pledge over that Holder’s Equity Securities (“Notice of Pledge”), this Section 5.1 may not be amended or modified so long as any of the Equity Securities is subject to a pledge or hypothecation (as set out in the Notice of Pledge) without the pledgee’s (or the transferee of such pledgee’s) prior written consent. Each recipient of a pledge or hypothecation of the Equity Securities shall be a third party beneficiary of the provisions of this Section 5.1.

ARTICLE VI

GOVERNANCE

Section 6.1 Board Composition. The business and affairs of the Company shall be managed by or under the direction of its Board. The Shareholder Parties shall take all necessary and desirable actions within their control such that (i) the size of the Board shall initially be set at ten (10) members but shall be reduced to nine (9) in the event that the Aggregate Transaction Proceeds (as defined in the Business Combination Agreement) are equal to or in excess of $150m, and thereafter may be changed from time to time by resolution of the Board in accordance with the Memorandum and Articles of Association and (ii) while the size of the Board is nine (9) or ten (10) members, at least five (5) of those members shall satisfy the independence criteria of the applicable national exchange on which the Ordinary Shares are then listed.

Section 6.2 Staggered Board. The Memorandum and Articles of Association of the Company shall provide that the Company shall have a classified Board, with three classes of directors. While the size of the Board is ten (10) members, three Directors shall be in Class I, three Directors in Class II and four Directors in Class III (or if the Board size reduces to nine (9) then there shall be three Directors in Class III). One Class of Directors will be elected each year. The term of office of the Class I Directors will expire at the Company’s first annual meeting of shareholders following the Closing Date. The term of office of the Class II Directors will expire at the Company’s second annual meeting of shareholders following the Closing Date. The term of office of the Class III Directors will expire at the Company’s third annual meeting of shareholders following the Closing Date.

ARTICLE VII

NOMINATION RIGHTS

Section 7.1 Right to Nominate Directors.

7.1.1 After the date hereof, the Company and the Shareholder Parties shall take all necessary and desirable actions within their control to cause the nominating committee of the Board (the “Nominating Committee”) to nominate and recommend to the Board, including self-nominations, the following individuals for election to the Board as directors (each, a “Director”):

(a) for so long as Dan Wagner together with his Affiliates, Beneficially Owns any of the issued and outstanding Ordinary Shares of the Company, seven (7) individuals nominated by Dan Wagner who will initially be: Dan Wagner, Anthony Sharp, Sir David Wright, Dr. Steve Perry, John Wagner, Derek Smith and one other director to be nominated by Dan Wagner at his discretion from time to time. In the event that the size of the Board reduces to nine (9) members in accordance with section 6.1 then the number of nominated individuals under this section 7.1.1(a) shall be six (6) individuals and John Wagner shall no longer be a nominated individual;

(b) for the period of 12 months from the date hereof and for so long as Sponsor Group Beneficially Owns any of the issued and outstanding Ordinary Shares of the Company, two (2) individuals designated in writing by the Sponsor (or the Sponsor’s designated representative), at least one of whom shall satisfy the independence criteria of the applicable national exchange on which the Ordinary Shares are then listed; and

(c) for so long as the Sponsor Group has nomination rights pursuant to Section 7.1.1(b), one director to be mutually determined by the Nominating Committee and the Sponsor (or the Sponsor’s designated representative), who shall satisfy the independence criteria of the applicable national exchange on which the Ordinary Shares are then listed.

7.1.2 The Memorandum and Articles of Association shall (to the extent permitted by applicable Law) provide that Directors may designate alternate directors.

7.1.3 Directors are subject to removal pursuant to the applicable provisions of the Memorandum and Articles of Association.

7.1.4 During the Sponsor’s Board Seat Period, in the event that (i) a vacancy is created at any time by the death, retirement, disability, removal or resignation of any of the members nominated by the Sponsor (the “Shareholder Designees”) or (ii) a Shareholder Designee fails to be elected to the Board at any annual or special meeting of the shareholders of the Company at which such Shareholder Designee stood for election but was nevertheless not elected, the remaining directors and the Company shall cause such open seat to be filled by a new member designated in writing by the Shareholder Party that designated such Shareholder Designee, as soon as possible, and the Company and the Shareholder Parties hereby agree to take all necessary and desirable actions within their control to accomplish the same. The Sponsor shall have the right to propose to remove their respective Shareholder Designee and designate another Shareholder Designee in his or her place, provided that the Board shall be notified in advance with regard to the identity of the replacement Shareholder Designee. If the Sponsor (or the Sponsor’s designated representative), during its Board Seat Period, wishes to remove its Shareholder Designee and designate another Shareholder Designee in his or her place pursuant to this subsection 7.1.4, the Company and the Shareholder Parties shall take all necessary and desirable actions within their control, upon written notice from the Sponsor, as applicable, to the Company, to fill the vacancy resulting from such removal with such replacement Shareholder Designee in accordance with this subsection 7.1.4.

7.1.5 The Company agrees to include, in the slate of nominees recommended by the Board for election at any meeting of shareholders called for the purpose of electing directors, the Persons nominated pursuant to this Article VII (to the extent that directors of such nominee’s class are to be elected at such meeting, for so long as the Board is classified) and to nominate and recommend each such individual to be elected as a director as provided herein, and to solicit proxies or consents in favor thereof and to cause the applicable proxies to vote in accordance with the foregoing. The Company shall use its commercially reasonable efforts to support the election of the Shareholder Designees and, in any event, not less than the efforts used by the Company to obtain the election of any other nominee nominated by it to serve on the Board. The Company and the Shareholder Parties shall take all necessary and desirable actions within their control to enable the Shareholder Parties to nominate their respective Shareholder Designees.

7.1.6 Each member of the Board shall be entitled to the same rights and privileges applicable to all other members of the Board generally or to which all such members of the Board are entitled. In furtherance of the foregoing, the Company shall indemnify, exculpate, and reimburse fees and expenses of the Directors and provide them with director and officer insurance to the same extent it indemnifies, exculpates, reimburses and provides insurance for the other members of the Board pursuant to the Memorandum and Articles of Association of the Company, Law or otherwise. The Company acknowledges and agrees that it (i) is the indemnitor of first resort (i.e., its and its insurers’ obligations to advance expenses and to indemnify any Shareholder Designee are primary and any obligation of any Shareholder Party, their Affiliates or their insurers to advance fees and expenses or to provide indemnification for the same fees and expenses or liabilities incurred by any Shareholder Designee is secondary and excess), and (ii) shall be required to advance the amount of fees and expenses incurred by any Shareholder Designee and shall be liable for the amount of all fees, expenses and liabilities incurred by any such Shareholder Designee, in each case (a) to the same extent as it advances fees and expenses to other members of the Board pursuant to the Memorandum and Articles of Association, Law or otherwise, and (b) without regard to any rights such a Shareholder Designee may have against his or her designating Shareholder Party or any of its Affiliates; provided that such Shareholder Designee shall have delivered to the Company an undertaking, by or on behalf of such Shareholder Designee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision of a court of competent jurisdiction from which there is no further right to appeal that such Shareholder Designee is not entitled to be indemnified for such expenses.

Section 7.2 Outside Activities.

7.2.1 To the fullest extent permitted by applicable Law, (i) no Holder, in such capacity, or any Affiliates of such Holder in such capacity (collectively, the “Relevant Persons”) shall have any fiduciary duty to refrain from engaging directly or indirectly in other business ventures of every type and description, including those engaged in the same or similar business activities or lines of business as the Company or its subsidiaries or deemed to be competing with the Company or any of its subsidiaries, on its own account, or in partnership with, or as an employee, officer, director or shareholder of any other person, with no obligation to offer to the Company or any of its subsidiaries the right to participate therein and (ii) any Relevant Person may invest in, or provide services to, any Person that directly or indirectly competes with the Company or any of its subsidiaries. To the fullest extent permitted by Law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for any Relevant Person, on the one hand, and the Company or any of its subsidiaries, on the other. To the fullest extent permitted by Law, the Relevant Persons shall have no fiduciary duty to communicate or offer any such corporate opportunity to the Company or any of its subsidiaries and shall not be liable to the Company or any of its subsidiaries or shareholders for breach of any fiduciary duty as a shareholder, Director, officer or shareholder, as applicable, solely by reason of the fact that such Relevant Person, directly or indirectly, pursues or acquires such corporate opportunity for itself, himself or herself, directs such corporate opportunity to another person, or does not communicate information regarding such corporate opportunity to the Company or any of its subsidiaries.

7.2.2 The Company hereby renounces any interest or expectancy of the Company or any of its subsidiaries in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity of any Relevant Person.

7.2.3 To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Section 7.2 to be a breach of fiduciary duty to the Company (including any of its subsidiaries) or its shareholders, the Company, on behalf of itself and each of its subsidiaries, hereby waives, to the fullest extent permitted by Law, any and all claims and causes of action that the Company or any of its subsidiaries may have for such activities. To the fullest extent permitted by Law, the provisions of this Section 6.2 apply equally to activities conducted in the future and that have been conducted in the past.

ARTICLE VIII

CONFIDENTIALITY AND ANNOUNCEMENTS

Section 8.1 Confidentiality. Each Holder hereby agrees that all Confidential Information with respect to the Company shall be kept confidential by it and shall not be disclosed by it in any manner whatsoever, except as permitted herein; provided, however, that without limiting any other confidentiality obligations to which any Holder may be subject, this Section 8.1 shall not apply to any Holder who is an employee or officer of the Company. Notwithstanding anything contained in this Agreement or any additional confidentiality obligations to the Company or its or any Holder or Shareholder Designee may be bound, Confidential Information received by each Holder or Shareholder Designee may be disclosed:

(a) with respect to any Shareholder Designee, to such Shareholder Designee’s designating Shareholder Party and its Representatives;

(b) with respect to any Holder, to its Affiliates or its or their respective directors, officers, employees and authorized representatives (including attorneys, accountants, consultants, bankers and financial advisors) (such Persons, collectively, with respect to any Person, such Person’s “Representatives”); provided such Representatives owe a contractual or other duty of confidentiality to such Shareholder Party or any of its Affiliates with respect to any Confidential Information so disclosed;

(c) by each Shareholder Designee, Holder and each of its Representatives, to the extent the Company consents in writing; and

(d) to the extent required by Law or the rules of any stock exchange upon which such Holder’s or any of its Affiliates’ securities are listed or traded or as requested or required by any Governmental Authority; provided, however, that, prior to making such a disclosure, such Person has, to the extent practicable and permitted by Law, consulted with the Company regarding the scope, timing and contents of such disclosure.

Section 8.2 Announcements. Prior to making any public announcement of information which the Company reasonably believes, prior to its public disclosure, may constitute material non-public information or inside information with respect to any Holder that has securities listed or traded on any stock exchange, the Company shall use commercially reasonable efforts to consult with such Holder regarding the scope, timing and contents of such announcement and, if reasonably requested by such Holder in writing, to the extent permitted by Law, cooperate with such Holder in the reasonable coordination of such announcement, in each case so as to permit such Holder to comply with its obligations under applicable securities Laws and rules of such stock exchange with respect to dissemination of information.

ARTICLE IX

TERMINATION

Section 9.1 Termination. This Agreement shall terminate with respect to a Holder upon the date on which (i) neither such Holder nor any of its permitted assignees (or any member of the Sponsor Group, with respect to the Sponsor) hold any Registrable Securities and (ii) such Holder holds no director nomination rights under Article VII hereof; provided, however, that Article IV and Section 7.1.6 shall survive any such termination with respect to any Holder.

ARTICLE X

GENERAL PROVISIONS

Section 10.1 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in Person, by e- mail or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses or e-mail addresses (or at such other address or email address for a party as shall be specified in a notice given in accordance with this Section 10.1.):

If to the Company, to it at:

Rezolve Limited

Attention: Dan Wagner

E-mail: danwagner@rezolve.com

with a copy (which shall not constitute notice) to:

Taylor Wessing LLP - 5 New Street Square, London EC4A 3TW

Attention: Robert Fenner

Email: r.fenner@taylorwessing.com

If to a Holder, to the address or email address set forth for Holder on the signature page hereof.

Section 10.2 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 10.3 Rule 144. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act in respect of the Ordinary Shares, the Company covenants that (i) so long as it remains subject to the reporting provisions of the Exchange Act, it will timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1)(i) of Rule 144 under the Securities Act, as such Rule may be amended (“Rule 144”)) or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales by such Holder under Rule 144 or any similar rules or regulations hereafter adopted by the Commission, and (ii) it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144 or (B) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

Section 10.4 Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

Section 10.5 Assignment; No Third-Party Beneficiary.

10.5.1 This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.

10.5.2 Prior to the expiration of the Lockup Period, no Holder may assign or delegate such Holder’s rights, duties or obligations under this Agreement, in whole or in part, except in connection with a transfer of Registrable Securities by such Holder to a Permitted Transferee (subject to subsection 10.5.4).

10.5.3 This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders, which shall include Permitted Transferees, except as provided in subsection 10.5.4.

10.5.4 Notwithstanding the foregoing, no Holder may assign its rights under Article VII and Article X (except that the Sponsor may assign its rights under such Articles to its members in connection with the transfer of substantially all the Ordinary Shares held by the Sponsor to such member or in connection with a Permitted Distribution in Kind of substantially all the Ordinary Shares held by the Sponsor).

10.5.5 This Agreement shall not confer any rights or benefits on any Persons that are not parties hereto, other than as expressly set forth in this Agreement and this Section 10.5.

10.5.6 No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment as provided in Section 10.1 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 10.5 shall be null and void.

Section 10.6 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto (and its respective permitted assigns), and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement; provided, however, that notwithstanding anything contained in this Agreement, each Shareholder Designee shall be an express third-party beneficiary of subsection 7.1.6.

Section 10.7 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State (and, in respect of the fiduciary duties of the members of the board of directors of the Company, the Companies Law (2020 Revision) of the Cayman Islands). All legal actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any Delaware Chancery Court; provided, however, that if jurisdiction is not then available in the Delaware Chancery Court, then any such legal action may be brought in any federal court located in the State of Delaware or any other Delaware state court. The parties hereto hereby (i) irrevocably submit to the exclusive jurisdiction of the aforesaid courts for themselves and with respect to their respective properties for the purpose of any action arising out of or relating to this Agreement brought by any party hereto, and (ii) agree not to commence any action relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (1) the action in any such court is brought in an inconvenient forum, (ii) the venue of such action is improper or (2) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

Section 10.8 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH OF THE PARTIES HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.8.

Section 10.9 Headings; Interpretation. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The parties have participated jointly in the negotiation and drafting of this Agreement. If any ambiguity or question of intent arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement. Unless the context of this Agreement clearly requires otherwise, use of the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The words “includes” or “including” shall mean “including without limitation.” The words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or article in which such words appear, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if.” Any reference to a law shall include any rules and regulations promulgated thereunder, and shall mean such law as from time to time amended, modified or supplemented. References herein to any contract (including this Agreement) mean such contract as amended, supplemented or modified from time to time in accordance with the terms thereof.

Section 10.10 Counterparts. This Agreement may be executed and delivered (including by facsimile or portable document format (pdf) transmission) in counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

Section 10.11 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity. Each of the parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any Law to post security or a bond as a prerequisite to obtaining equitable relief.

Section 10.12 Expenses. Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the transactions contemplated hereby are consummated.

Section 10.13 Amendment. This Agreement may not be amended except by an instrument in writing signed by (i) the Company, (ii) the Sponsor (provided (x) the Sponsor or its Permitted Transferee(s) holds Registrable Securities at the time of such amendment, or (y) the Sponsor retains a Board nomination right pursuant to subsection 7.1.1 at the time of such amendment), and (iii) Dan Wagner (provided (x) Dan Wagner or his Permitted Transferee(s) holds Registrable Securities at the time of such amendment, or (y) Dan Wagner retains a Board nomination right pursuant to subsection 7.1.1 at the time of such amendment). Notwithstanding the foregoing, the consent of a Holder to an amendment will not be required to the extent that such amendment does not adversely impact the rights and obligations of such Holder under this Agreement.

Section 10.14 Waiver. At any time, the Company may (i) extend the time for the performance of any obligation or other act of any Holder, (ii) waive any inaccuracy in the representations and warranties of any Holder contained herein or in any document delivered by such Holder pursuant hereto, and (iii) waive compliance with any agreement of such Holder or any condition to its own obligations contained herein. At any time, any Holder may, in respect of itself and not other Holders, (i) extend the time for the performance of any obligation or other act of the Company, (ii) waive any inaccuracy in the representations and warranties of the Company contained herein or in any document delivered by the Company pursuant hereto, and (iii) waive compliance with any agreement of the Company or any condition to their own obligations contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.

Section 10.15 No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent and no rule of strict construction shall be applied against any party.

Section 10.16 Compliance with law. Nothing in this agreement will require the Company to take any action which is not in accordance with applicable law including English law.

(Next Page is Signature Page)

IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date first written above.

COMPANY:
REZOLVE AI LIMITED

By	/s/ Daniel Wagner
Name: Daniel Wagner
Title: CEO

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:
ACM ALAMEDA SPECIAL PURPOSE INVESTMENT FUND II LP

By	/s/ Ivan Zinn
Name:	Ivan Zinn
Title:	Authorized Signatory

Address:	One Rockefeller Plaza, 32nd Floor
New York, NY 10020
Email:	operations@atalayacap.com;
spac@atalayacap.com

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

ACM ALAMOSA (CAYMAN) HOLDCO LP

By	/s/ Ivan Zinn
Name:	Ivan Zinn
Title:	Authorized Signatory

Address:	One Rockefeller Plaza, 32nd Floor
New York, NY 10020
Email:	operations@atalayacap.com;
spac@atalayacap.com

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

ACM ASOF VII (CAYMAN) HOLDCO LP

By	/s/ Ivan Zinn
Name:	Ivan Zinn
Title:	Authorized Signatory

Address:	One Rockefeller Plaza, 32nd Floor
New York, NY 10020
Email:	operations@atalayacap.com;
spac@atalayacap.com

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

ANTARA CAPITAL TOTAL RETURN SPAC
OocuSignod by:

By	/s/ Himanshu Gulati
Name:	Himanshu Gulati
Title:	Managing Partner

Address:	55 Hudson Yards
NY NY, 10001
Email:	hgulati@antaracapital.com

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

APEIRON INVESTMENT GROUP LTD

By	/s/ Jefim Gewiet
Name:	Jefim Gewiet
Title:	Director

By:	/s/ Julien Hoefer

Name:	Julien Hoefer
Title:	Director

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

ARMADA SPONSOR LLC

By	/s/ Stephen P. Herbert
Name: Stephen P. Herbert
Title: Managing Member

[Signature Page to Investor Rights Agreement]

13 AUGUST 2024

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

AQR ABSOLUTE RETURN MASTER ACCOUNT, L.P.

By: AQR Capital Management, LLC, its investment adviser

By:	/s/ Nicole DonVito
Print Name:	Nicole DonVito
Managing Director

Address:	c/o AQR Capital Management, LLC
One Greenwich Plz, Suite 130
Greenwich, CT 06830
Email:	MA PM@aqr.com

[Signature Page to Investor Rights Agreement]

13 AUGUST 2024

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

AQR FUNDS, AQR DIVERSIFIED ARBITRAGE FUND

By: AQR Capital Management, LLC, its investment adviser

By:	/s/ Nicole DonVito
Print Name:	Nicole DonVito
Managing Director

Address:	c/o AQR Capital Management, LLC
One Greenwich Plz, Suite 130
Greenwich, CT 06830
Email:	MA PM@aqr.com

[Signature Page to Investor Rights Agreement]

13 AUGUST 2024

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

AQR GLOBAL ALTERNATIVE INVESTMENT OFFSHORE FUND, L.P.

By: AQR Capital Management, LLC, its investment adviser

By:	/s/ Nicole DonVito
Print Name:	Nicole DonVito
Managing Director

Address:	c/o AQR Capital Management, LLC
One Greenwich Plz, Suite 130
Greenwich, CT 06830
Email:	MA PM@aqr.com

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

ASJC Global, LLC – Series 14
By: Cohen & Company Financial
Management, LLC, its investment manager

By:	/s/ Andrew Davilman
Name:	Andrew Davilman
Title:	Chief Operating Officer

Address:	3 Columbus Circle-24th Floor
New York, NY 10019
Email:	ASJCGlobal@cohenandcompany.com

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

ATALAYA SPECIAL PURPOSE INVESTMENT FUND II LP

By	/s/ Ivan Zinn
Name:	Ivan Zinn
Title:	Authorized Signatory

Address:	One Rockefeller Plaza, 32nd Floor
New York, NY 10020
Email:	operations@atalayacap.com;
spac@atalayacap.com

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

BOSTON PATRIOT MERRIMACK ST. LLC

By	/s/ Nicholas Hilliard
Name:	Nicholas Hilliard
Title:	Authorized Person

Address:	500 Fifth Ave 9th Floor
New York NY 10010
Email:	operations@firtree.com

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

Cohen Sponsor LLC – A14 RS
By: Cohen & Company, LLC, its manager

By:	/s/ Manish Patel
Name:	Manish Patel
Title:	Controller

Address: 2929 Arch Street – Suite 1703
Philadelphia, PA 19104-2870
Email:	mpatel@cohenandcompany.com

IN WITNESS WHEREOF each of the undersigned has executed this Agreement as oftbe date first written above.

HOLDER:

CO TEXTPARTNERSMASTERFUND LP

By	/s/ Charles E. Carnegie
Name:	Charles E. Carnegie
Title:	Managing Member
Address:	Context Capital Management LLC 7724 Girard Ave. 3rd Fl La Jolla, CA 92037
Email:	operations@contextcapital.com
Investment Advisor

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

CORBIN ERISA OPPORTUNITY FUND, LTD.
By: Corbin Capital Partners, L.P. as its Investment
Manager

By	/s/ Daniel Friedman
Name:	Daniel Friedman
Title:	General Counsel

Address:	575 Madison Ave, 21st Floor
New York, NY 10022
Email:	fof-ops@corbincapital.com

[Signature Page to Investor Rights Agreement]

HOLDER:

DBLP Sea Cow Limited

By:	/s/ Daniel Wagner
Name: Daniel Wagner
Title: Chief Executive Office

Address: Vistra Corporate Services Centre,
Suite 23, 1st Floor, Eden Plaza, Mahe, Seychelles

Seychelles

Telephone:
Email:	danwagner@brightstation.com

[Signature page to the Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

THOMAS DECKER

By	/s/ Thomas Decke
Name:	Thomas Decke
Address:	517 Old Church Road Bryn Mawr PA 19010
Email:	tdecker@cozen.com

[Signature Page to fnvestor Rights Agreement]

9 AUGUST 2024

lN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

Early Bird Capita, lnc.

/s/ R. Michael Powell
Print Name:	R. Michael Powell
Sr. Managing Director

Address:	366 Madison Ave, 8th Fl
New York, NY 10017
Email:	mpowell@ebcap.com

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

FIR TREE CAPITAL OPPORTUNITY MASTER FUND LP

By	/s/ Nicholas Hilliard
Name:	Nicholas Hilliard
Title:	Authorized Person

Address:	500 Fifth Ave 9th floor
New York, NY 10110
Email:	operations@firtree.com

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

FIR TREE CAPITAL OPPORTUNITY MASTER FUND III, LP

By	/s/ Nicholas Hilliard
Name:	Nicholas Hilliard
Title:	Authorized Person

Address:	500 Fifth Ave, 9th Floor
New York, NY 10110
Email:	operations@firtree.com

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

FIR TREE VALUE MASTER FUND, LP

By	/s/ Nicholas Hilliard
Name:	Nicholas Hilliard
Title:	Authorized Person

Address:	500 Fifth Ave, 9th floor
New York, NY 10110
Email:	operations@firtree.com

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

FT SOF XIII (SPAC) HOLDINGS, LLC

By	/s/ Nicholas Hilliard
Name:	Nicholas Hilliard
Title:	Authorized Person

Address:	500 Fifth Ave, 9th floor
New York, NY 10110
Email:	operations@firtree.com

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

/s/ Stephen Herbert
Print Name:	Stephen Herbert
Address:	P.O. Box 2339 Breckenridge CO
Email:	sherbert@suncvllc.com

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

HIGHBRIDGE TACTICAL CREDIT INSTITUTIONAL FUND LTD.

By:	Highbridge Capital Management, LLC as Trading Manager and not in its individual capacity
By:	/s/ Steve Ardovini
Name:	Steve Ardovini Managing Director
Head of Operation
Title:	HIGHBRIDGE CAPITAL MANAGEMENT, LLC
Address:

Email:

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

HIGHBRIDGE TACTICAL CREDIT MASTER FUND, L.P.

By: Highbridge Capital Management, LLC as Trading Manager and not in its individual capacity

By	/s/ Steve Ardovini
Name:	Steve Ardovini
Title:	Managing Director
Head of Operations
HIGHBRIDGE CAPITAL MANAGEMENT, LLC
Address:

Email:

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

THE K2 PRINCIPAL FUND L.P.

By	/s/ Todd Sikorski
Name:	Todd Sikorski
President of K2 & Associates Investment
Title:	Management Inc.,Manager of The K2 Principal Fund L.P.
2 Bloor Street West, Suite 801

Address:	Toronto, ON M4W 3E2

Email:	allocations@k2.ca

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:
KEPOS ALPHA MASTER FUND L.P.
By: Kepos Capital LP, its Investment Manager

By	/s/ Simon Raykher
Name:	Simon Raykher
Title:	Simon Raykher, General Counsel
Address:	11 Times Square, 35th Flr, NY NY 10036

Email:	pipes@keposcapital.com

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:
KEPOS SPECIAL OPPORTUNITIES MASTER FUND L.P.
By Kepos Capital LP, its Investment Manager

By	/s/ Simon Raykher
Name:	Simon Raykher
Title:	Simon Raykher, General Counsel

Address:	11 Times Square, 35th Flr, NY NY 10036
Email:	pipes@keposcapital.com

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:
MOHAMMAD KHAN

By	/s/ Mohammad Khan
Name:	Mohammad Khan

Address:	2238 Bentley Ridge Dr,
San Jose, CA 95138
Email:	Khanmx99@gmail.com

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:
DOUGLAS M LURIO

By	/s/ Douglas M. Lurio
Name:	Douglas M. Lurio

Address:	Eligible
Eligible
Email:	Eligible

[Signature Page to Investor Rights Agreement]

HOLDER:

/s/ Daniel Wagner
Signed by Igor Lychagov by their attorney Daniel Wagner under a power of attorney dated 14 June 2024

Address: Bärhalten 3, Horw 6048, Switzerland
Email: i@snighd.com

[Signature page to the Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:
MAGNETAR CAPITAL MASTER FUND LTD

By: Magnetar Financial LLC, its investment manager

By:	/s/ Karl. Wachter
Name:	Karl Wachter
Title:	General Counsel

Address:	1603 Orrington Ave., 13th Fl., Evanston, IL 60201
Email:	FISecurity Notices@magnetar.com

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:
MAGNETAR CONSTELLATION FUND II, LTD

By: Magnetar Financial LLC, its investment manager

By:	/s/ Karl. Wachter
Name:	Karl Wachter
Title:	General Counsel

Address:	1603 Orrington Ave., 13th Fl., Evanston, IL 60201
Email:	FISecurity Notices@magnetar.com

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:
MAGNETAR CONSTELLATION MASTER FUND, LTD

By: Magnetar Financial LLC, its investment manager

By:	/s/ Karl. Wachter
Name:	Karl Wachter
Title:	General Counsel

Address:	1603 Orrington Ave., 13th Fl., Evanston, IL 60201
Email:	FISecurity Notices@magnetar.com

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:
MAGNETAR DISCOVERY MASTER FUND LTD

By: Magnetar Financial LLC, its investment manager

By:	/s/ Karl. Wachter
Name:	Karl Wachter
Title:	General Counsel

Address:	1603 Orrington Ave., 13th Fl., Evanston, IL 60201
Email:	FISecurity Notices@magnetar.com

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:
MAGNETAR LAKE CREDIT FUND LLC

By: Magnetar Financial LLC, its manager

By:	/s/ Karl. Wachter
Name:	Karl Wachter
Title:	General Counsel

Address:	1603 Orrington Ave., 13th Fl., Evanston, IL 60201
Email:	FISecurity Notices@magnetar.com

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:
MAGNETAR SC FUND LTD

By: Magnetar Financial LLC, its investment manager

By:	/s/ Karl. Wachter
Name:	Karl Wachter
Title:	General Counsel

Address:	1603 Orrington Ave., 13th Fl., Evanston, IL 60201
Email:	FISecurity Notices@magnetar.com

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:
MAGNETAR STRUCTURED CREDIT FUND, LP

By: Magnetar Financial LLC, the general partner

By:	/s/ Karl. Wachter
Name:	Karl Wachter
Title:	General Counsel

Address:	1603 Orrington Ave., 13th Fl., Evanston, IL 60201
Email:	FISecurity Notices@magnetar.com

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:
MAGNETAR XING HE MASTER FUND LTD

By: Magnetar Financial LLC, the investment manager

By:	/s/ Karl Wachter
Name:	Karl Wachter
Title:	General Counsel

Address:	1603 Orrington Ave., 13th Fl., Evanston, IL 60201
Email:	FISecurityNotices@magnetar.com

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER
METEORA CAPITAL PARTNERS, L.P.

By	/s/ Joseph Levy
Name:	Joseph Levy
Title:	COO

Address	1200 N Federal Hwy ste 200
Boca Raton, FL 33432
ops@meteoracapital.com
Email:	jlevy@meteoracapital.co

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:
NAUTILUS MASTER FUND, L.P., by its investment advisor, Periscope Capital Inc.

By	/s/ Lisa Shostack
Name:	Lisa Shostack
Title:	General Counsel

Address:	c/o 333 Bay Street Suite 1240
Toronto, ON M5H 2R2
Email:	ops@periscopecap.com

[Signature Page to Investor Rights Agreement]

HOLDER:

/s/ Daniel Wagner
Signed by Brooks Newmark by their attorney
Daniel Wagner under a power of attorney dated 25 May 2024

Address: 91 Eaton Terrace, London,
SW1W 8TW, United Kingdom

Email: brooks@newmark.org.uk

[Signature page to the Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER
POLAR MULTI-STRATEGY MASTER FUND
by its investment advisor
Polar Asset Management Partners Inc.

By	/s/ Andrew Ma / Aatifa Ibrahim
Name:	Andrew Ma / Aatifa Ibrahim
Title:	CCO / Legal Counsel

Address	c/o Polar Asset Management Partners Inc.
16 York Street, Suite 2900
Toronto, Ontario M5J 0E6 Canada
Email	rbhat@polaramp.com;
gbarsheshet@polaramp.com; legal@polaramp.com

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:
PURPOSE ALTERNATIVE CREDIT FUND-T LLC

By: Magnetar Financial LLC, the investment manager

By:	/s/ Karl Wachter
Name:	Karl Wachter
Title:	General Counsel

Address:	1603 Orrington Ave., 13th Fl., Evanston, IL 60201
Email:	FISecurityNotices@magnetar.com

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:
PURPOSE ALTERNATIVE CREDIT FUND LTD

By: Magnetar Financial LLC, the investment manager

By:	/s/ Karl Wachter
Name:	Karl Wachter
Title:	General Counsel

Address:	1603 Orrington Ave., 13th Fl., Evanston, IL 60201
Email:	FISecurityNotices@magnetar.com

[Signature Page to Investor Rights Agreement]

9 AUGUST 2024

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:
RADCLIFFE SPAC MASTER FUND, L.P.

/s/ Christopher Hinkel
By:	Radcliffe --C-apital Man·agement,-L.P., Its Manager
By:	RGC Management Company, LLC, its general paitner
By:	Christopher Hinkel, Managing Member of the GP of its Investment Manager, Radcliffe Capital Management, L.P.
Address:	c/o Radcliffe Capital Management, L.P.
50 Monument Road, Suite 300
Bala Cynwyd, PA 19004
Email:	JMootz@radcliffefunds.com; Ops@radcliffefunds.com

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:
RIVERNORTH CAPITAL PARTNERS, LP

By	/s/ Marcus Collins
Name:	Marcus Collins
Title:	General Counsel of the General Partner

Address:	360 S. Rosemary Ave, Suite 1420
West Palm Beach, FL 33401
Email:	mcollins@rivernorth.com

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:
RIVERNORTH INSTITUTIONAL PARTNERS, LP

By	/s/ Marcus Collins
Name:	Marcus Collins
Title:	General Counsel of the General Partner

Address:	360 S. Rosemary Ave, Suite 1420
West Palm Beach, FL 33401
Email:	mcollins@rivernorth.com

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:
RIVERNORTH SPAC ARBITRAGE FUND, LP

By	/s/ Marcus Collins
Name:	Marcus Collins
Title:	General Counsel of the Managing Member of the General Partner

Address:	360 S. Rosemary Ave, Suite 1420
West Palm Beach, FL 33401
Email:	mcollins@rivernorth.com

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:
Sandia Investment Management LP Acting on Behalf of Investors Listed In Exhibit A in the Non-Redemption Agreement*

By:	/s/ Thomas J. Cagna
Name:	Thomas J. Cagna
Title:	COO, CFO & CCO

Address: 201 Washington Street
Boston, MA 0210
Email: tom@sandiamgmt.com

*

Those investors are: Boothbay Absolute Return Strategies, LP; Boothby Diversified Alpha Master Fund LP; Sandia Crest LP; WWJr. Enterprises Inc.; Crestline Summit Master, SPC – Peak SP; and Crestline Summit Master, SPC – Crestline Summit APEX SP.

[Signature Page to Investor Rights Agreement]

HOLDER:

/s/ Daniel Wagner
Signed by Anthony Sharp by their attorney
Daniel Wagner under a power of attorney dated 4 June 2024

Address: 42 Emerald Hill Road, 229318,
Singapore
Email: ant@antsharp.com

[Signature page to the Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

Vellar Opportunities Fund Master, Ltd

By:	/s/ Joseph W. Pooler, Jr
Name:	Joseph W. Pooler, Jr
Title:	Executive Vice President & CFO

Address: 3 Columbus Circle-24th Floor
New York, NY 10019
Email:	jpooler@cohenandcompany.com

HOLDER:

/s/ Daniel Wagner
Daniel Wagner

Address: Flat 1, 15 Wedderburn Road,
London NW3 5QS
Email:

[Signature page to the Investor Rights Agreement]

HOLDER:

/s/ Daniel Wagner
Signed by John Wagner by their attorney
Daniel Wagner under a power of attorney dated 5 June 2024

Address: 53.316 Laddawan Village, Moo 1,
Rangsit-Pathum, Thani Road, Ban Klang
Amphur, Mueang, Patham Thani 12000,
Thailand
Email: johnwagner@brightstation.com

[Signature page to the Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:
WALLEYE INVESTMENTS FUND LLC

By	/s/ William England
Name:	William England
Title:	CEO of the Manager

Address:	2800 Niagara Lane North
Plymouth, MN 55447
Email:	legal@walleyecapital.com

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:
WALLEYE OPPORTUNITIES MASTER
FUND LTD

By	/s/ William England
Name:	William England
Title:	CEO of the Manager

Address:	2800 Niagara Lane North
Plymouth, MN 55447
Email:	legal@walleyecapital.com

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:
CELSO WHITE

By	/s/ Celso White
Name:	Celso White

Address:	34 N Calibogue Cay road
Hilton Head Island, SC 29928
Email:	celsowhite61@gmail.com

[Signature Page to Investor Rights Agreement]

HOLDER:

/s/ Daniel Wagner
Signed by Bradley James Wickens by their attorney Daniel Wagner under a power of attorney dated 3 June 2024

Address: Pudlicote House, Pudlicote Lane,
Chipping Norton, Oxfordshire, OX7 3HX,
United Kingdom
Email: bw@broadreachllp.com

[Signature page to the Investor Rights Agreement]

HOLDER:

/s/ Daniel Wagner
Signed by Sir David Wright by their attorney
Daniel Wagner under a power of attorney 27
May 2024

Address: 107 North End, Meldreth,
Cambridgeshire, SG8 6NX, United Kingdom
Email: dwrightsir@gmail.com

[Signature page to the Investor Rights Agreement]

ANNEX A

HOLDERS

Name and Address of Holder
Original Holders:
Armada Sponsor LLC 2005 Market Street, Suite 3120
Philadelphia, PA 19103

Stephen Herbert c/o Armada Sponsor LLC 2005 Market Street, Suite 3120
Philadelphia, PA 19103

Douglas Lurio
Stephen Herbert c/o Armada Sponsor LLC 2005 Market Street, Suite 3120
Philadelphia, PA 19103

Thomas A. Decker 1650 Market Street, Suite 2800
Philadelphia, PA 19103

Mohammad A. Khan 2238 Bentley Ridge Dr.
San Jose, CA 95138

Celso L. White 81 Cherry Hills Farm Drive
Englewood, CO 80113

EARLYBIRDCAPITAL, INC. 366 Madison Avenue, 8th Floor
New York, NY 10017

New Holders:

Apeiron Investment Group Ltd 66 & 67, Beatrice Amery Street,
Sliema, SLM1707, Malta

DBLP Sea Cow Limited

Dan Wagner

John Wagner

Igor Lychagov

Sir David Wright

Brooks Newmark

Anthony Sharp

Brad Wickens

ACM Alameda Special Purpose Investment Fund II LP

ACM Alamosa (Cayman) Holdco LP

ACM ASOF VII (Cayman) Holdco LP

Antara Capital Total Return SPAC Master Fund LP

AQR Absolute Return Master Account, L.P.

AQR Funds - AQR Diversified Arbitrage Fund

AQR Global Alternative Investment Offshore Fund, L.P.

ASJC Global LLC - Series 14

Atalaya Special Purpose Investment Fund II LP

BoothBay Asolute Return Strategies, LP

BoothBay Diversified Alpha Master Fund LP

Boston Patriot Merrimack ST. LLC

Cohen Sponsor LLC - A14 RS

Context Partners Master Fund LP

Corbin ERISA Opportunity Fund, Ltd.

Crestline Summit Master, SPC- Crestline Summit APEX SP

Crestline Summit Master, SPC- Peak SP

Fir Tree Capital Opportunity Master Fund LP

Fir Tree Opportunity Master Fund III, LP

Fir Tree Value Master Fund, LP

FT SOF XIII (SPAC) Holdings, LLC

Highbridge Tactical Credit Master Fund, L.P.

Highbridge Tactical Credit Institutional Fund, Ltd.

Kepos Alpha Master Fund L.P.

Kepos Special Opportunities Master Fund L.P.

Magnetar Capital Master Fund Ltd.

Magnetar Constellation Fund II, Ltd.

Magnetar Constellation Master Fund, Ltd.

Magnetar Disclovery Master Fund Ltd.

Magnetar Lake Credit Fund LLC

Magnetar SC Fund Ltd.

Magnetar Structured Credit Fund, Ltd.

Magnetar Xing He Master Fund Ltd.

Meteora Capital Partners, L.P.

Nautilus Master Fund, L.P.

Polar Multi-Strategy Master Fund

Purpose Alternative Credit Fund Ltd

Purpose Alternative Credit Fund T LLC

Radcliffe SPAC Master Fund, L.P.

Rivernorth Capital Partners, LP

RiverNorth Institutional Partners, LP

RiverNorth SPAC Arbitrage Fund, LP

Sandia Crest LP

The K2 Principal Fund L.P.

Vellar Opportunities Fund Master, Ltd.

Walleye Investments Fund LLC

Walleye Opportunities Master Fund Ltd

WWJr. Enterprises Inc.

EXHIBIT A

SHAREHOLDERS PARTIES

Stephen Herbert

Douglas Lurio

Daniel Wagner

John Wagner

Sir David Wright

Anthony Sharp

DBLP Sea Cow Limited